SECURITIES AND EXCHANGE COMMISSION

                        WASHINGTON, D.C. 20549

                             ------------

                               FORM 8-K

                            CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 16, 1995


                     BRISTOL-MYERS SQUIBB COMPANY
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        (Exact name of registrant as specified in its charter)

            Delaware              1-1136            22-079-0350
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(State or other jurisdiction   (Commission        (IRS Employer
    of incorporation)          File Number)     Identification No.)

345 Park Avenue, New York, New York                  10154
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(Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code (212) 546-4000

                            Not Applicable
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        (Former name or address, if changed since last report)




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Item 5.   Other Events.

Legal Proceedings--Breast Implant Litigation.
- ---------------------------------------------
          See the attached press release (Exhibit 99.1) relating to the pending settlement of breast implant product liability claims referred to in Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1994.


Item 7.   Financial Statements and Exhibits.

          (a), (b)  None.

          (c)  The following exhibit is filed herewith:

          Exhibit 99.1 - Copy of the Registrant's press release relating to the Registrant's breast implant litigation with attachment containing Judge
          Pointer's message to class members.



                              SIGNATURE


          Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      BRISTOL-MYERS SQUIBB COMPANY

                                         by
                                             /s/ Alice C. Brennan
                                          -----------------------------
                                          Name:   Alice C. Brennan
                                          Title:  Vice President and
                                                       Secretary


Dated:  June 19, 1995.

                            Exhibit Index



Exhibit 99.1 -  Copy of the Registrant's press release
                relating to the Registrant's breast implant litigation with attachment containing Judge
                Pointer's message to class members.